UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

Hospitality Investors Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Park Avenue, Suite 1400
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (571) 529-6390

3950 University Drive,
Fairfax, Virginia 22030
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

The descriptions of the HIT REIT 87-Pack Loans and the HIT REIT Term Loan set forth in Item 2.03 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01 in their entirety.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 27, 2017, Hospitality Investors Trust, Inc. (the “Company”), through its operating partnership, Hospitality Investors Trust Operating Partnership, L.P. (the “OP”), completed the acquisition of seven hotels (the “Hotels”) from affiliates of Summit Hotel OP, LP, the operating partnership of Summit Hotel Properties, Inc. (collectively, “Summit”), for an aggregate purchase price of $66.8 million. The acquisition occurred pursuant to a reinstatement agreement dated as of February 11, 2016 (as amended, the “Reinstatement Agreement”) which reinstated a previously terminated purchase and sale agreement between Summit and the Company with respect to the Hotels and three other hotels for an aggregate purchase price of $89.1 million. Under the Reinstatement Agreement, Summit has the right to market and ultimately sell any or all of the hotels to be purchased to a bona fide third party purchaser without the Company’s consent at any time prior to the completion of its acquisition. In June 2016, Summit informed the Company that two of the ten hotels had been sold, thereby reducing the Second Summit Portfolio to eight hotels for an aggregate purchase price of $77.2 million.

The closing date of the acquisition of the remaining hotel to be purchased under the Reinstatement Agreement is October 24, 2017. Summit informed the Company that this hotel is subject to a pending purchase and sale agreement with a bona fide third-party purchaser.

The purchase price was funded with (i) $26.9 million of the proceeds from the sale in March 2017 of convertible preferred units in the OP under a Securities Purchase, Voting and Standstill Agreement the Company and the OP entered into with Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC, (ii) $33.4 million in net proceeds from the HIT REIT Term Loan and (iii) $6.5 million previously paid by the Company, pursuant to the Reinstatement Agreement, as an earnest money deposit.

The following table lists information about the Hotels.

Hotel	Location	Number of Rooms
Residence Inn by Marriott	Jackson, MS	100
Courtyard by Marriott	Germantown, TN	93
Courtyard by Marriott	Jackson, MS	117
Fairfield Inn & Suites by Marriott	Germantown, TN	80
Residence Inn by Marriott	Germantown, TN	78
Staybridge Suites	Ridgeland, MS	92
Homewood Suites	Ridgeland, MS	91

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

HIT REIT 87-Pack Loans

On April 28, 2017, the Company and the OP through certain wholly-owned subsidiaries of the OP (collectively referred to as the “87-Pack Borrower”), as borrowers, entered into a mortgage loan agreement (the “HIT REIT 87-Pack Mortgage Loan”) and a mezzanine loan agreement (the “HIT REIT 87-Pack Mezzanine Loan” and, collectively with the HIT REIT 87-Pack Mortgage Loan, the “HIT REIT 87-Pack Loans”) with Deutsche Bank AG, New York Branch (“DB”), Citigroup Global Markets Realty Corp. (“Citi”), and JPMorgan Chase Bank, National Association (“JPM”), as lenders (collectively referred to as the “87-Pack Lender”) with an aggregate principal balance of $915.0 million. The principal amount of the HIT REIT 87-Pack Mortgage Loan is $805.0 million and the HIT REIT 87-Pack Mortgage Loan is secured by 87 of the Company’s hotel properties, all of which served as collateral for the Company’s existing mortgage indebtedness (each, a “87-Pack Collateral Property”). The principal amount of the HIT REIT 87-Pack Mezzanine Loan is $110.0 million and the HIT REIT 87-Pack Mezzanine Loan is secured by the ownership interest in the entities which own the 87-Pack Collateral Properties and the related operating lessees.

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At the closing of the HIT REIT 87-Pack Loans, the net proceeds after accrued interest and closing costs were used to repay the $895.4 million principal amount then outstanding under the Company’s existing mortgage and mezzanine indebtedness and pay $1.0 million into the Reserve Funds (as defined below).

The HIT REIT 87-Pack Loans mature on May 1, 2019, subject to three (one-year) extension rights which, if all three extension rights are exercised, would result in an outside maturity date of May 1, 2022. Loans issued under the HIT REIT 87-Pack Loans are fully prepayable with certain prepayment fees applicable on or prior to November 1, 2018 (the “Par Prepayment Date”), provided, however, that the first 20% of each loan issued as part of the HIT REIT 87-Pack Loans is prepayable at par. Following the Par Prepayment Date, each loan made under the HIT REIT 87-Pack Loans may be prepaid without payment of any prepayment fee or any other fee or penalty. Prepayments under the HIT REIT 87-Pack Mortgage Loan are generally conditioned on a pro-rata prepayment being made under the HIT REIT 87-Pack Mezzanine Loan.

The HIT REIT 87-Pack Mortgage Loan requires monthly interest payments at a variable rate equal to one-month LIBOR plus 2.55583850%, and the HIT REIT 87-Pack Mezzanine Loan requires monthly interest payments at a variable rate equal to one-month LIBOR plus 6.50%. Pursuant to an interest rate cap agreement, the LIBOR portions of the interest rates due under the HIT REIT 87-Pack Loans are effectively capped at the greater of (a) 4.0% and (b) a rate that would result in a debt service coverage ratio specified in the loan documents.

In connection with a sale or disposition to a third party of an individual 87-Pack Collateral Property, such 87-Pack Collateral Property may be released from the HIT REIT 87-Pack Loans, subject to certain conditions and limitations, by prepayment of a portion of the HIT REIT 87-Pack Loans. The prepayment amount under the 87-Pack Mortgage Loan will equal 105% of the allocated amount under the HIT REIT 87-Pack Mortgage Loan for such 87-Pack Collateral Property if the outstanding principal balance equals or exceeds $603,750,000 following the application of the release of the 87-Pack Collateral Property and 110% of the allocated amount under the HIT REIT 87-Pack Mortgage Loan for such 87-Pack Collateral Property if the outstanding principal balance is less than $603,750,000 following the application of the release of the 87-Pack Collateral Property. The prepayment amount under the 87-Pack Mezzanine Loan will equal 105% of the allocated amount under the HIT REIT 87-Pack Mezzanine Loan for such 87-Pack Collateral Property if the outstanding principal balance equals or exceeds $82,500,000 following the application of the release of the 87-Pack Collateral Property and 110% of the allocated amount under the HIT REIT 87-Pack Mezzanine Loan for such 87-Pack Collateral Property if the outstanding principal balance is less than $82,500,000 following the application of the release of the 87-Pack Collateral Property. A greater payment may be required under one or both of the HIT REIT 87-Pack Loans in order to satisfy a debt yield test applicable in connection with the release of a 87-Pack Collateral Property.

At closing, the 87-Pack Borrower deposited $30.0 million to fund a reserve (the “87-Pack PIP Reserve”) in order to fund expenditures for work required to be performed under property improvement plans (“PIPs”) required by franchisors of the 87-Pack Collateral Properties. The 87-Pack PIP Reserve was funded with a portion of the proceeds of the HIT REIT Term Loan. The HIT REIT 87-Pack Loans also provides for certain additional amounts to be deposited in reserve accounts (collectively with the 87-Pack PIP Reserve, the “Reserve Funds”).

The HIT REIT 87-Pack Loans (i) are non-recourse except for certain environmental indemnities and certain so-called “bad boy” events and (ii) are fully recourse (subject in certain cases to a specified cap) upon the occurrence of certain other “bad boy” events. The Company, the OP and the 87-Pack Borrower, as indemnitors, entered into two Environmental Indemnity Agreements, dated as of April 28, 2017, one in respect of the HIT REIT 87-Pack Mortgage Loan and one in respect of the HIT REIT 87-Pack Mezzanine Loan, in favor of the 87-Pack Lender, as indemnitee (the “Environmental Indemnities”) with respect to these environmental indemnities. The Company and the OP also executed two Guaranty of Recourse Obligations, dated as of April 28, 2017, one in respect of the HIT REIT 87-Pack Mortgage Loan and one in respect of the HIT REIT 87-Pack Mezzanine Loan, to and for the benefit of the 87-Pack Lender (the “Guaranties”) pursuant to which the Company and the OP guaranteed their recourse obligations to the 87-Pack Lender.

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For the term of the HIT REIT 87-Pack Loans, the Company and the OP are required to maintain, on a consolidated basis, a net worth of $250.0 million (excluding accumulated depreciation and amortization).

The 87-Pack Lender has the right to (i) bifurcate the HIT REIT 87-Pack Mortgage Loan into (a) one or more participations, component or other notes, such as B-Notes or (b) up to one additional mezzanine loan secured by a pledge of direct and indirect ownership interests in the 87-Pack Borrower and (ii) reallocate the outstanding principal amount and interest rate of the HIT REIT 87-Pack Mortgage Loan among the foregoing, provided in each case that the economic and other terms of the HIT REIT 87-Pack Mortgage Loan will not be modified in any manner that is adverse to the 87-Pack Borrower, the Company or the OP or their affiliates, other than to a de minimis extent.

There are no relationships between the Company, the OP and the 87-Pack Borrower, on the one hand, and DB, Citi, and JPM, on the other hand, except that DB is a lender under the Existing Term Loan (as defined below) and affiliates of DB have made other mortgage loans to the Company and the Company’s affiliates.

HIT REIT Term Loan

On April 27, 2017, the Company and the OP, as guarantors, and certain wholly-owned subsidiaries of the OP (each a “Term Loan Borrower” and collectively the “Term Loan Borrowers”), as borrowers, entered into a Second Amended and Restated Term Loan Agreement (the “HIT REIT Term Loan”) with Citigroup Global Markets Inc. (“CGMI”), DB and JPM (collectively, the “Term Loan Lenders”), as lenders, and Citibank, N.A., as administrative agent and as collateral agent, with CGMI and Deutsche Bank Securities Inc. (“DBSI,” and together with CGMI, the “Arrangers”), as joint lead arrangers and joint book running manager, for a term loan in aggregate principal amount of $310.0 million. The HIT REIT Term Loan is collateralized by 28 of the Company’s hotel properties, including the Hotels (each, a “Term Loan Collateral Property”).

At the closing of the HIT REIT Term Loan, the net proceeds after accrued interest and closing costs were used (i) to repay the $235.5 million principal amount then outstanding under the Amended and Restated Term Loan Agreement dated October 15, 2015 among the Company, the OP and certain wholly-owned subsidiaries of the OP with DB, as administrative agent, and DBSI, as lead arranger and book-running manager, pursuant to which 20 of the Term Loan Collateral Properties served as collateral (the “Existing Term Loan”); (ii) to fund $33.4 million of the purchase price of the Hotels; (iii) to deposit $30.0 million to fund the 87-Pack PIP Reserve; and (iv) to pay in full the contingent consideration payable to Barceló Crestline Corporation as part of an acquisition of hotels by the Company during March 2014 of $4.6 million.

The HIT REIT Term Loan matures on May 1, 2019, subject to three (one-year) extension rights which, if all three extension rights are exercised, would result in an outside maturity date of May 1, 2022. The HIT REIT Term Loan is prepayable in whole or in part at any time, subject to payment of (a) LIBOR breakage, if any, and (b) except for the first $99,073,180 paydown of the loan balance, certain fees applicable prior to May 1, 2018.

The HIT REIT Term Loan requires monthly interest payments at a variable rate of one-month LIBOR plus 3.00%. Pursuant to an interest rate cap agreement, the LIBOR portions of the interest rates due under the HIT REIT Term Loan is capped at 4.00% during the initial term, a rate based on a debt service coverage ratio during any extension term.

In connection with a sale or disposition to a third party of an individual Term Loan Collateral Property, such Term Loan Collateral Property may be released from the HIT REIT Term Loan, subject to certain conditions, by prepayment of a portion of the HIT REIT Term Loan in an amount equal to 105% of the allocated amount under the HIT REIT Term Loan for such Term Loan Collateral Property up to the first $77,500,000 of the amount outstanding under the HIT REIT Term Loan prepaid and, thereafter, 110% of the allocated amount under the HIT REIT Term Loan for such Term Loan Collateral Property. A greater payment may be required in order to satisfy a debt yield test applicable in connection with the release of a Term Loan Collateral Property.

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The HIT REIT Term Loan also provides for certain amounts to be deposited into reserve accounts, including with respect to all costs associated with the PIPs required pursuant to any franchise agreement related to any Term Loan Collateral Property.

The HIT REIT Term Loan (i) is non-recourse except for certain environmental indemnities and certain so-called “bad boy” events and (ii) is fully recourse (subject in certain cases to a specified cap) upon the occurrence of certain other “bad boy” events.

For the term of the HIT REIT Term Loan, the Company, the OP and the Term Loan Borrowers are required to maintain, on a consolidated basis, a net worth of $250.0 million (excluding accumulated depreciation and amortization).

The Arrangers have the right to bifurcate the HIT REIT Term Loan into senior and junior tranches, provided the aggregate economic terms will be no less favorable to the Term Loan Borrowers.

There are no relationships between the Company, the OP and the Term Loan Borrowers, on the one hand, and CGMI, DB, JPM and DBSI, on the other hand, except that DB and DBSI are lenders under the Existing Term Loan and affiliates of DB have made other mortgage loans to the Company and the Company’s affiliates.

Other

The descriptions of the HIT REIT 87-Pack Loans, HIT REIT Term Loan, Guaranties and Environmental Indemnities in this Current Report on Form 8-K are summaries and are qualified in their entirety by the complete terms of the HIT REIT 87-Pack Loans, HIT REIT Term Loan, Guaranties and Environmental Indemnities. Copies of the HIT REIT 87-Pack Loans, HIT REIT Term Loan, Guaranties and Environmental Indemnities are attached as exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

Press Release

On May 1, 2017, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Mortgage Loan Agreement, dated as of April 28, 2017, by and among the Entities Listed on Schedule 1-A thereto, collectively, as borrower, and the Entities Listed on Schedule 1-B thereto, collectively, as operating lessee and Deutsche Bank AG, New York Branch, Citigroup Global Markets Realty Corp., and JPMorgan Chase Bank, National Association, collectively, as lender.
10.2	Mezzanine Loan Agreement, dated as of April 28, 2017, by and among the Entities Listed on Schedule 1-A thereto, collectively, as borrower, and the Entities Listed on Schedule 1-B thereto, collectively, as operating lessee and Deutsche Bank AG, New York Branch, Citigroup Global Markets Realty Corp., and JPMorgan Chase Bank, National Association, collectively, as lender.

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10.3	Second Amended and Restated Term Loan Agreement, dated as of April 27, 2017, by and among the Borrowers Party thereto, as borrowers, Hospitality Investors Trust, Inc. and Hospitality Investors Trust Operating Partnership, L.P., as guarantors, the Initial Lenders named therein, as initial lenders, and Citibank, N.A., as administrative agent and as collateral agent, with Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint book running managers.
10.4	Guaranty of Recourse Obligations by Hospitality Investors Trust Operating Partnership, LP and Hospitality Investors Trust, Inc. to and for the benefit of Deutsche Bank AG, New York Branch, Citigroup Global Markets Realty Corp. and JPMorgan Chase Bank, National Association, dated as of April 28, 2017.
10.5	Guaranty of Recourse Obligations by Hospitality Investors Trust Operating Partnership, LP and Hospitality Investors Trust, Inc. to and for the benefit of Deutsche Bank AG, New York Branch, Citigroup Global Markets Realty Corp. and JPMorgan Chase Bank, National Association, dated as of April 28, 2017.
10.6	Environmental Indemnity Agreement, dated as of April 28, 2017, on behalf of Hospitality Investors Trust, Inc., Hospitality Investors Trust Operating Partnership, L.P. and the Entities Listed on Schedule I, as indemnitors, in favor of Deutsche Bank AG, New York Branch, Citigroup Global Markets Realty Corp. and JPMorgan Chase Bank, National Association, as indemnitee.
10.7	Environmental Indemnity Agreement, dated as of April 28, 2017, on behalf of Hospitality Investors Trust, Inc., Hospitality Investors Trust Operating Partnership, L.P. and the Entities Listed on Schedule I, as indemnitors, in favor of Deutsche Bank AG, New York Branch, Citigroup Global Markets Realty Corp. and JPMorgan Chase Bank, National Association, as indemnitee.
99.1	Press Release dated May 1, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY INVESTORS TRUST, INC.

Date: May 3, 2017	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman
Chief Executive Officer and President

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